Financial expenses and income	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Financial expenses and income	Financial expenses and income
An analysis of Financial expenses and Financial income is set forth below:

(€ million)	2024	2023	(a)	2022	(a)
Cost of debt(b)	(599)	(552)		(362)
Interest income(c)	413	527		239
Cost of net debt	(186)	(25)		(123)
Non-operating foreign exchange gains/(losses)	6	(2)		(3)
Unwinding of discounting of provisions(d)	(44)	(51)		(17)
Net interest cost related to employee benefits	(64)	(70)		(46)
Gains/(losses) on disposals of financial assets	—	(1)		1
Net interest expense on lease liabilities	(42)	(37)		(40)
Other(e)	(224)	(523)		3
Net financial income/(expenses)	(554)	(709)		(225)
comprising: Financial expenses	(1,073)	(1,293)		(430)
Financial income	519	584		205
(a)Figures for comparative periods (2023 and 2022) have been re-presented on a consistent basis to reflect the classification of Opella as a discontinued
operation.
(b)Includes net gains/(losses) on interest rate and currency derivatives used to manage debt: €(45) million in 2024, €(67) million in 2023, €(11) million in
2022.
(c)Includes net gains on interest rate and currency derivatives used to manage cash and cash equivalents: €(25) million in 2024, €(13) million in 2023,
€68 million in 2022.
(d)Primarily on provisions for environmental risks, restructuring provisions, and provisions for product-related risks (see Note D.19.).
(e)Includes a financial expense of €291 million for the remeasurement of the liability recognized in the balance sheet for estimated future royalties on
Beyfortus sales in the US. In 2023, that expense amounted to €541 million, reflecting the successful launch of Beyfortus (see Note C.2.).
The impact of the ineffective portion of hedging relationships was immaterial in 2024, 2023 and 2022.